EXHIBIT 23
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                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement (No. 33-64144) of Washington Homes, Inc. on Form S-8 of our report dated September 12, 1996, incorporated by reference in this Annual Report on Form 10-K of Washington Homes, Inc. for the year ended July 31, 1996.



DELOITTE & TOUCHE, LLP


Washington, D.C.
October 28, 1996